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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report of Day International Group, Inc (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis R. Wolters, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopteD pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                  (1)      The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

                  A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Dennis R. Wolters
--------------------------------
Dennis R. Wolters
Chief Executive Officer
March 24, 2004